EXHIBIT (B)(1)

CERTIFICATIONS

I, George C.W. Gatch, certify that:

1.	I have reviewed this report on Form N-CSR of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Markets Fund, JPMorgan International Opportunities Fund, JPMorgan International Opportunities Plus Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: January 6, 2010
/s/
George C.W. Gatch President and Principal Executive Officer

CERTIFICATIONS

I, Patricia A. Maleski, certify that:

1.	I have reviewed this report on Form N-CSR of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Markets Fund, JPMorgan International Opportunities Fund, JPMorgan International Opportunities Plus Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)	Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: January 6, 2010
/s/
Patricia A. Maleski Treasurer and Principal Financial Officer

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Markets Fund, JPMorgan International Opportunities Fund, JPMorgan International Opportunities Plus Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/
George C.W. Gatch President and Principal Executive Officer

January 6, 2010

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Markets Fund, JPMorgan International Opportunities Fund, JPMorgan International Opportunities Plus Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Patricia A. Maleski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/
Patricia A. Maleski Treasurer and Principal Financial Officer

January 6, 2010

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.